Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	Our compensation committee has generally granted equity awards on an annual basis. During 2025, our compensation committee did not take into account any material non-public information when determining the timing and terms of equity incentive awards, and we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Award Timing MNPI Considered [Flag]	false
Award Timing, How MNPI Considered [Text Block]	we did not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.